As filed with the Securities and Exchange Commission on June 22, 2001

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)             June 19, 2001

PHARMACIA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1- 2516	43-0420020

(Commission File Number)	(IRS Employer Identification No.)
100 Route 206 North, Peapack, New Jersey	07977

(Address of Principal Executive Offices)	(Zip Code)
(908) 901-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

             On June 19, 2001, the Registrant announced the resignation of John E. Robson from the Company’s Board of Directors following his recent appointment as Chairman and President of the Export-Import Bank of the United States. The Company also announced that the size of the Board was reduced to fourteen members.

             A copy of the press release issued by the Registrant on June 19, 2001 is attached hereto as Exhibit 99 and is hereby incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:
	99	Press Release of June 19, 2001.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACIA CORPORATION
Dated: June 22, 2001	By:	/s/ Don W. Schmitz

		Name: Title:	Don W. Schmitz Vice President, Associate General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99	Press Release of June 19, 2001.